TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX Oppenheimer Developing Markets
Supplement dated May 4, 2007 to the Statement of Additional Information dated March 1, 2007, as previously supplemented
The following information supplements, amends and replaces certain information in the Statement of Additional Information on page B-22 of “Appendix B — Portfolio Managers” regarding TA IDEX Oppenheimer Developing Markets.
As of May 1, 2007, Justin Leverenz became portfolio manager of the fund, replacing Mark Madden. He also managed three other registered investment companies with total assets of approximately $12,391,033,936; nine other pooled investment vehicles with total assets of approximately $1,124,034,389; and no other accounts. None of these had an advisory fee based on the performance of the account.
Ownership of Securities
As of May 1, 2007, the portfolio manager did not beneficially own any equity securities in the fund.
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Investors Should Retain This Supplement for Future Use